                                                                    EXHIBIT 10.3


                               SECOND AMENDMENT TO
                       ASSET AND STOCK PURCHASE AGREEMENT

                  SECOND AMENDMENT TO ASSET AND STOCK PURCHASE AGREEMENT, dated as of October 28, 2002 (the "Second Amendment"), by and among Budget Group, Inc., a Delaware corporation ("Seller"), the Subsidiaries of Seller listed on
Schedule 1 (collectively with Seller, "Seller Parties"), Cendant Corporation, a Delaware corporation ("Parent"), and Cherokee Acquisition Corporation, a Delaware corporation ("Buyer").

                  WHEREAS, Parent, Cherokee and Seller Parties have entered into the Asset and Stock Purchase Agreement, dated as of August 22, 2002 (the "Purchase Agreement"), as amended by the First Amendment to the Purchase Agreement, dated as of September 10, 2002; and

                  WHEREAS, Parent, Cherokee and Seller Parties desire to further amend the Purchase Agreement as set forth herein.

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties agree as follows:

                  1. Defined Terms. Capitalized terms used but not defined in this Second Amendment shall have the respective meanings assigned thereto in the Purchase Agreement.

                  2.       Amendment to the Purchase Agreement.

                  (a) The Purchase Agreement is hereby amended by replacing "October 28" with "November 6" (i) in Section 8.3(e), (ii) in the last paragraph of Section 8.3, (iii) in Section 8.4(d)(i) and (iv) in Section 8.6(b)(ii).

                  (b) The Purchase Agreement is hereby amended by replacing "November 8" with "November 20" in the second, third and fourth lines of Section 8.3(f).

                  (c) The Purchase Agreement is hereby amended by replacing "November 9" with "November 21" in Section 8.2(a)(i).

                  (d) The Purchase Agreement is hereby amended by replacing "December 6" with "December 18" in Section 8.2(a)(ii).

                  (e) The Purchase Agreement is hereby amended by replacing "October 23" with "November 1" in Section 8.6(b)(ii).

                  3. Continuing Effect of Purchase Agreement. Except as specifically amended pursuant to this Second Amendment, the provisions of the Purchase Agreement are and shall remain in full force.

                  4. Counterparts. This Second Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and the executed counterparts taken together shall be deemed to be one originally executed document.

                  5. Governing Law. Except to the extent the mandatory provisions of the Bankruptcy Code apply, this Second Amendment shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely in such state without regard to principles of conflicts or choice of laws or any other law that would make the laws of any other jurisdiction other than the State of New York applicable hereto.

                [Remainder of this page intentionally left blank]

                  IN WITNESS WHEREOF, Parent, Cherokee and Seller Parties have caused this Second Amendment to be signed by their respective officers thereunto duly authorized, all as of the date first written above.


                                    BUDGET GROUP, INC.



                                    By:
                                       -------------------------------
                                    Name:
                                    Title:

                                    CHEROKEE ACQUISITION
                                    CORPORATION



                                    By:
                                       -------------------------------
                                    Name:
                                    Title:

                                    CENDANT CORPORATION



                                    By:
                                       -------------------------------
                                    Name:
                                    Title:

                                    BGI AIRPORT PARKING, INC.



                                    By:
                                       -------------------------------
                                    Name: Robert L. Aprati
                                    Title: Executive Vice President

                                    BGI SHARED SERVICES, INC.



                                    By:
                                       -------------------------------
                                    Name: Robert L. Aprati
                                    Title: Executive Vice President

                                    BGI SHARED SERVICES, LLC



                                    By:
                                       -------------------------------
                                    Name: Robert L. Aprati
                                    Title: Executive Vice President

                                    VEHICLE RENTAL ACCESS
                                    COMPANY, LLC



                                    By:
                                       -------------------------------
                                    Name: Robert L. Aprati
                                    Title: Executive Vice President

                                    PREMIER CAR RENTAL LLC



                                    By:
                                       -------------------------------
                                    Name: Robert L. Aprati
                                    Title: Executive Vice President

                                    AUTO RENTAL SYSTEMS, INC.



                                    By:
                                       -------------------------------
                                    Name: Robert L. Aprati
                                    Title: Executive Vice President

                                    RYDER TRS, INC.



                                    By:
                                       -------------------------------
                                    Name: Robert L. Aprati
                                    Title: Executive Vice President

                                    RYDER MOVE MANAGEMENT, INC.



                                    By:
                                       -------------------------------
                                    Name: Robert L. Aprati
                                    Title: Executive Vice President

                                    MASTERING THE MOVE REALTY, INC.



                                    By:
                                       -------------------------------
                                    Name: Robert L. Aprati
                                    Title: Executive Vice President

                                    THE MOVE SHOP, INC.



                                    By:
                                       -------------------------------
                                    Name: Robert L. Aprati
                                    Title: Executive Vice President

                                    RYDER RELOCATION SERVICES, INC.



                                    By:
                                       -------------------------------
                                    Name: Robert L. Aprati
                                    Title: Executive Vice President

                                    BUDGET STORAGE CORPORATION



                                    By:
                                       -------------------------------
                                    Name: Robert L. Aprati
                                    Title: Executive Vice President

                                    BUDGET RENT A CAR CORPORATION



                                    By:
                                       -------------------------------
                                    Name: Robert L. Aprati
                                    Title: Executive Vice President

                                    CONTROL RISK CORPORATION



                                    By:
                                       -------------------------------
                                    Name: Robert L. Aprati
                                    Title: Executive Vice President

                                    PHILIP JACOBS INSURANCE AGENCY,
                                    INC.



                                    By:
                                       -------------------------------
                                    Name: Robert L. Aprati
                                    Title: Executive Vice President

                                    BUDGET RENT-A-CAR
                                    INTERNATIONAL, INC.



                                    By:
                                       -------------------------------
                                    Name: Robert L. Aprati
                                    Title: Executive Vice President

                                    BUDGET CAR SALES, INC.



                                    By:
                                       -------------------------------
                                    Name: Robert L. Aprati
                                    Title: Executive Vice President

                                    TCS PROPERTIES, LLC



                                    By:
                                       -------------------------------
                                    Name: Robert L. Aprati
                                    Title: Executive Vice President

                                    IN MOTORS VI, LLC



                                    By:
                                       -------------------------------
                                    Name: Robert L. Aprati
                                    Title: Executive Vice President

                                    VALCAR RENTAL CAR SALES, INC.



                                    By:
                                       -------------------------------
                                    Name: Robert L. Aprati
                                    Title: Executive Vice President

                                    DIRECTORS ROW MANAGEMENT
                                    COMPANY, LLC



                                    By:
                                       -------------------------------
                                    Name: Robert L. Aprati
                                    Title: Executive Vice President

                                    TEAM CAR SALES OF SOUTHERN
                                    CALIFORNIA, INC.



                                    By:
                                       -------------------------------
                                    Name: Robert L. Aprati
                                    Title: Executive Vice President

                                    TEAM CAR SALES OF SAN DIEGO,
                                    INC.



                                    By:
                                       -------------------------------
                                    Name: Robert L. Aprati
                                    Title: Executive Vice President

                                    TEAM CAR SALES OF RICHMOND,
                                    INC.



                                    By:
                                       -------------------------------
                                    Name: Robert L. Aprati
                                    Title: Executive Vice President

                                    TEAM CAR SALES OF PHILADELPHIA,
                                    INC.



                                    By:
                                       -------------------------------
                                    Name: Robert L. Aprati
                                    Title: Executive Vice President

                                    TEAM CAR SALES OF DAYTON, INC.



                                    By:
                                       -------------------------------
                                    Name: Robert L. Aprati
                                    Title: Executive Vice President

                                    TEAM CAR SALES OF CHARLOTTE,
                                    INC.



                                    By:
                                       -------------------------------
                                    Name: Robert L. Aprati
                                    Title: Executive Vice President

                                    WARREN WOOTEN FORD, INC.



                                    By:
                                       -------------------------------
                                    Name: Robert L. Aprati
                                    Title: Executive Vice President

                                    PAUL WEST FORD, INC.



                                    By:
                                       -------------------------------
                                    Name: Robert L. Aprati
                                    Title: Executive Vice President

                                    CARSON CHRYSLER PLYMOUTH
                                    DODGE JEEP EAGLE, INC.



                                    By:
                                       -------------------------------
                                    Name: Robert L. Aprati
                                    Title: Executive Vice President

                                    BUDGET SALES CORPORATION



                                    By:
                                       -------------------------------
                                    Name: Robert L. Aprati
                                    Title: Executive Vice President

                                    RESERVATION SERVICES, INC.



                                    By:
                                       -------------------------------
                                    Name: Robert L. Aprati
                                    Title: Executive Vice President

                                    TEAM REALTY SERVICES, INC.



                                    By:
                                       -------------------------------
                                    Name: Robert L. Aprati
                                    Title: Executive Vice President

                                    TEAM HOLDINGS CORPORATION



                                    By:
                                       -------------------------------
                                    Name: Robert L. Aprati
                                    Title: Executive Vice President

                                    BUDGET RENT-A-CAR SYSTEMS, INC.



                                    By:
                                       -------------------------------
                                    Name: Robert L. Aprati
                                    Title: Executive Vice President

                                    BUDGET -RENT-A-CAR OF ST. LOUIS,
                                    INC.



                                    By:
                                       -------------------------------
                                    Name: Robert L. Aprati
                                    Title: Executive Vice President

                                    BUDGET -RENT-A-CAR OF THE
                                    MIDWEST, INC.



                                    By:
                                       -------------------------------
                                    Name: Robert L. Aprati
                                    Title: Executive Vice President

                                    BVM, INC.



                                    By:
                                       -------------------------------
                                    Name: Robert L. Aprati
                                    Title: Executive Vice President

                                    DAYTON AUTO LEASE COMPANY,
                                    INC.



                                    By:
                                       -------------------------------
                                    Name: Robert L. Aprati
                                    Title: Executive Vice President

                                    MOSIANT CAR SALES, INC



                                    By:
                                       -------------------------------
                                    Name: Robert L. Aprati
                                    Title: Executive Vice President

                                    NYRAC INC.



                                    By:
                                       -------------------------------
                                    Name: Robert L. Aprati
                                    Title: Executive Vice President

                                    BUDGET RENT A CAR CARIBE
                                    CORPORATION



                                    By:
                                       -------------------------------
                                    Name: Robert L. Aprati
                                    Title: Executive Vice President

                                    BUDGET FLEET FINANCE
                                    CORPORATION



                                    By:
                                       -------------------------------
                                    Name: Robert L. Aprati
                                    Title: Executive Vice President

                                    TRANSPORTATION AND STORAGE
                                    ASSOCIATES



                                    By:
                                       -------------------------------
                                    Name: Robert L. Aprati
                                    Title: Executive Vice President

                                    BRAC CREDIT CORPORATION



                                    By:
                                       -------------------------------
                                    Name: Robert L. Aprati
                                    Title: Executive Vice President

                                    TEAM FLEET SERVICES
                                    CORPORATION



                                    By:
                                       -------------------------------
                                    Name: Robert L. Aprati
                                    Title: Executive Vice President

                                    BUDGET RENT A CAR ASIA-PACIFIC,
                                    INC.



                                    By:
                                       -------------------------------
                                    Name: Robert L. Aprati
                                    Title: Executive Vice President

                                    BUDGET RENT A CAR OF JAPAN, INC.



                                    By:
                                       -------------------------------
                                    Name: Robert L. Aprati
                                    Title: Executive Vice President

                              SCHEDULE 1

                          SELLER PARTIES

BGI Airport Parking, Inc.
BGI Shared Services, Inc.
BGI Shared Services, LLC
Vehicle Rental Access Company, LLC
Premier Car Rental LLC
Auto Rental Systems, Inc.
Ryder TRS, Inc.
Ryder Move Management, Inc.
Mastering the Move Realty, Inc.
The Move Shop, Inc.
Ryder Relocation Services, Inc.
Budget Storage Corporation
Budget Rent a Car Corporation
Control Risk Corporation
Philip Jacobs Insurance Agency, Inc.
Budget Rent-A-Car International, Inc.
Budget Car Sales, Inc.
TCS Properties, LLC
IN Motors VI, LLC
ValCar Rental Car Sales, Inc.
Directors Row Management Company, LLC
Team Car Sales of Southern California, Inc.
Team Car Sales of San Diego, Inc.
Team Car Sales of Richmond, Inc.
Team Car Sales of Philadelphia, Inc.
Team Car Sales of Dayton, Inc.
Team Car Sales of Charlotte, Inc.
Warren Wooten Ford, Inc.
Paul West Ford, Inc.
Carson Chrysler Plymouth Dodge Jeep Eagle, Inc.
Budget Sales Corporation
Reservation Services, Inc.
Team Realty Services, Inc.
Team Holdings Corporation
Budget Rent-A-Car Systems, Inc.
Budget Rent-A-Car of St. Louis, Inc.
Budget Rent-A-Car of the Midwest, Inc.
BVM, Inc.
Dayton Auto Lease Company, Inc.
Mosiant Car Sales, Inc.
NYRAC Inc.
Budget Rent a Car Caribe Corporation

Budget Fleet Finance Corporation
Transportation and Storage Associates
BRAC Credit Corporation
Team Fleet Services Corporation
Budget Rent a Car Asia-Pacific, Inc.
Budget Rent a Car of Japan, Inc.



                                       ii